BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.
(the “Fund”)

SUPPLEMENT DATED MARCH 31, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 28, 2009

 Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

All references to Jacob (Jack) Silady as the Fund’s portfolio manager are deleted and replaced with information about Lisa Walker, CFA.

The section entitled “Management and Advisory Arrangements” beginning on page I-10 is revised as set forth below.

The paragraph under the subsection entitled “Information Regarding the Portfolio Manager” on page I-11 is deleted in its entirety and replaced with the following:

Lisa Walker, CFA, is the portfolio manager and is primarily responsible for the day-to-day management of the Master Portfolio.

The subsection entitled “Information Regarding the Portfolio Manager — Other Funds and Accounts Managed” on page I-11 is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of March 17, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee Is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Lisa Walker, CFA	0	1	0	0	0	0
	$0	$108.4 Million	$0	$0	$0	$0

The subsection entitled “Distribution of Discretionary Incentive Compensation — Fund Ownership” on page I-12 is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of March 17, 2009.

Portfolio Manager	Dollar Range
Lisa Walker, CFA	None

Code # SAI-GFS-0109-SUP